SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(781) 894-9770

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated April 30, 2003 regarding Steinway Musical Instruments, Inc.’s results for the quarter ended March 29, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

On April 30, 2003, Steinway Musical Instruments, Inc. announced its results of operations for the quarter ended March 29, 2003.  For additional information, see the press release attached hereto as Exhibit 99.1. The information required under Item 12, “Results of Operations and Financial Condition” is being furnished in this Item 9, “Regulation FD Dislcosure” and Exhibit 99.1 hereto in accordance with Securities and Exchange Commission  Release Nos. 33-8216 and 34-47583. The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

 Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 30, 2003	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

Name: Dana D. Messina
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 30, 2003 regarding Steinway Musical Instruments, Inc.’s results for the quarter ended March 29, 2003.